EXHIBIT 10.7

                               SECURITY AGREEMENT
                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.

                                                            Date: April 21, 1998

         The undersigned, BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation with an office for the transaction of business at 50 Spring Street, Ramsey, New Jersey 07446 (herein referred to as "Borrower"), hereby agrees in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 (in its individual capacity, "Key"), as agent for the Banks, as follows:

         1. DEFINITIONS. All capitalized terms used herein which are defined in the Credit Agreement of even date herewith (hereinafter, together with all exhibits thereto, as it may from time to time be amended, modified or supplemented, referred to as the "Credit Agreement") by and between the Borrower, Bogen Communications, Inc., various financial institutions and Key as agent, shall have the respective meanings provided therefor in the Credit Agreement, unless otherwise defined herein or unless the context otherwise requires.

         2. THE INDEBTEDNESS. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after the date hereof made or extended by the Banks to or for the account of Borrower, directly or indirectly, as principal, guarantor or otherwise (the "Indebtedness") Borrower hereby grants to the Banks a continuing security interest in and a right of set-off against, and Borrower hereby assigns to the Banks, the Collateral described in Paragraph 3, to secure the payment, performance and observance of (i) all indebtedness, obligations, liabilities and agreements of any kind of Borrower to the Banks, now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, due or not, arising out of or relating to the Indebtedness and (ii) all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed (all of the foregoing being herein referred to as the "Obligations").

         3. THE COLLATERAL. The Collateral is described on Schedule "A" annexed hereto as part hereof and also includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements therefor (unless the description of Collateral expressly excludes after-acquired Collateral), all items of Collateral now owned or existing and hereafter acquired, created or arising, and all proceeds thereof (including, without limitation, claims of Borrower against third parties for loss or damage to or destruction of any Collateral).

         4. WARRANTIES, REPRESENTATIONS AND COVENANTS. Borrower warrants, represents and covenants that:

                  (a) The chief executive office and other places of business of Borrower, the Collateral and the books and records relating to the Collateral and the Collateral are, and have been during the four month period prior to the date hereof (or in the case of a new business, from the date of commencement of said business), located at the address(es) set

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         forth below and Borrower will not change the same, or merge or consolidate with any person or change its name, without prior written notice to and consent of the Agent:

         Addresses:  50 Spring Street, Ramsey, New Jersey 07446;

                  (b) Borrower will use the Collateral for lawful and business purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations;

                  (c) Borrower will keep the Collateral in first-class order, repair, running and marketable condition, at Borrower's sole cost and expense;

                  (d) The Banks shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto, and the right to make extracts from and to receive from Borrower originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor (which rights shall, except after the occurrence of an Event of Default, be exercised only upon reasonable notice during regular business hours), and Borrower hereby grants to the Banks a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations;

                  (e) The Collateral is now and shall remain personal property, is not now a fixture and Borrower will not permit any Collateral which is not now a fixture to become a fixture without prior written notice to and consent of the Banks and without first making all arrangements, and delivering, or causing to be delivered, to the Agent all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to the Banks to preserve and protect the primary security interest granted herein against all persons;

                  (f) Borrower, at its sole cost and expense, will insure the Collateral in the name of and with loss or damage payable solely to the Agent, as its interest may appear, against such risks, with such companies and in such amounts, as may be required by the Banks from time to time (all such policies providing ten (10) days minimum written notice of cancellation to the Agent) and Borrower will deliver to the Agent the original or duplicate policies, or certificates or other evidence satisfactory to the Agent attesting thereto, and Borrower will promptly notify the Agent of any loss or damage to any Collateral or arising from its use;

                  (g) Borrower will, at its sole cost and expense, and at all times, pay and discharge all taxes and assessments and keep the Collateral free and clear of any and all liens, security interests or encumbrances (other than in favor of the Banks), perform all acts and execute all documents requested by the Banks from time to time to evidence, perfect, maintain or enforce the Banks' primary security interest granted herein or otherwise in

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         furtherance of the provisions of this Security Agreement;

                  (h) At any time and from time to time, Borrower shall, at its sole cost and expense, execute and deliver to the Banks such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by the Banks in connection with this Security Agreement, and Borrower hereby authorizes the Banks to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Banks;

                  (i) In its discretion, the Agent may, at any time and from time to time, after a Default (as hereinafter defined) has occurred and is continuing, in its name or Borrower's or otherwise, notify any account debtor or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to the Banks;

                  (j) In their discretion, the Banks may, at any time and from time to time, after a Default has occurred and is continuing, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Banks with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Collateral or Obligations, all without notice to or consent by Borrower and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein;

                  (k) In their discretion, the Banks may, at any time and from time to time, for the account of Borrower, pay any amount or do any act required of Borrower hereunder and which Borrower fails to do or pay, and any such payment shall be deemed an advance by the Banks to Borrower payable on demand together with interest at the highest rate then payable on any of the Obligations;

                  (l) Borrower will pay the Banks for any sums, costs, and expenses which the Banks may pay or incur pursuant to the provisions of this Security Agreement or in negotiating, executing, perfecting, defending, or protecting the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to court costs, collection charges, travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;

                  (m) All proceeds of any other Collateral received by Borrower after the occurrence of a Default shall not be commingled with other property of Borrower, but shall be segregated, held by Borrower in trust for the Banks, and immediately delivered to the

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         Agent in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by the Agent as additional Collateral hereunder or, at the Banks' option, to be applied to payment of the Obligations, whether or not due and in any order; and

                  (n) In their sole discretion, the Banks may, subject to the terms of the Credit Agreement, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon the Banks shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of the Banks hereunder with respect thereto, but the Banks shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

         5. DEFAULT. It shall constitute an event of default ("Default") under this Security Agreement if an Event of Default shall have occurred under any of the Loan Documents or if any one or more of the following shall occur:

                  (a) Borrower shall fail to perform any covenant, agreement or obligation contained in this Security Agreement; or

                  (b) the Collateral shall be subjected to waste, sale, transfer or other disposition or any lien, encumbrance or other imposition is placed upon said Collateral; or

                  (c) any levy, seizure, attachment, condemnation, forfeiture or other proceeding shall be brought against or with respect to the Collateral; or

                  (d) the occurrence of a material and adverse change in the condition or affairs (financial or otherwise) of the Borrower which the Banks reasonably believe substantially impairs their security or substantially increases the risk of failure of payment or performance under any of the Loan Documents.

         6. REMEDIES. Upon the occurrence and continuation of any Default and at any time thereafter, the Banks shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC or of the Banks under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

                  (a) the Banks may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by Borrower, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require Borrower to assemble and make available to the Banks at the expense of Borrower any Collateral at any place and time designated by the Banks which is reasonably convenient to both parties; and/or remove any Collateral from any such premises for the purpose of effecting sale or

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         other disposition thereof (and if any of the Collateral consists of motor vehicles, the Banks may use Borrower's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as the Banks deem best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Borrower hereby agrees that the sending of five days' notice by registered or certified mail, return receipt requested, to any address of Borrower set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by the Banks upon credit or for future delivery, the Banks shall not be liable for the failure of the purchaser to pay for same and in such event the Banks may resell such Collateral. The Banks may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Banks may buy such Collateral at private sale and in each case may make payment therefor by any means. The Banks may apply the sale proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Banks in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as the Banks may desire; and Borrower shall remain liable and will pay the Banks on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Borrower, subject to any duty of the Banks imposed by law to the holder of any subordinate security interest in the Collateral known to the Banks;

                  (b) The Banks may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of the Banks or their agents, without notice to Borrower and in such manner as the Banks may in their discretion determine.

         7. DESIGNATION AND AUTHORIZATION. To effectuate the terms and provisions hereof, Borrower hereby designates and appoints the Agent and each of its designees or agents as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority, after the occurrence of a Default, to: receive, open and dispose of all mail addressed to Borrower and notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Agent may designate; endorse the name of Borrower on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into the Agent's possession; sign the name of Borrower on any invoices, documents, drafts against and notices to account debtors or obligors of Borrower, assignments and requests for

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verification of accounts; execute proofs of claim and loss; execute endorsements, assignments of other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of the Agent to carry out and enforce this Security Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither the Agent nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

         8. PRESERVATION AND DISPOSITION OF COLLATERAL; MISCELLANEOUS. The Agent shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in its possession, which duty shall be fully satisfied if the Agent maintains safe custody of such Collateral. Except as hereinabove specifically set forth, the Agent shall not be deemed to assume any other responsibility for, or obligation or duty with respect to, any Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Borrower's rights in the Collateral or against any prior parties thereto, but the same shall be at Borrower's sole risk and responsibility at all times. Borrower hereby releases the Banks from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by the Banks with respect thereto, and Borrower hereby agrees to hold the Banks harmless from and with respect to any and all such claims, causes of action and demands. The Banks' prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, omission or delay by any Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by any Bank of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein). In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Borrower hereby waives the right to a trial by jury. Borrower hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Borrower hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Borrower at any address of Borrower set forth in this Security Agreement. Borrower so served shall appear or answer to such process within thirty (30) days after the mailing thereof. Should Borrower so served fail to appear or answer within said thirty
(30) day period, Borrower shall be deemed in default and judgment may be entered by any Bank against Borrower for the amount or such other relief as may be demanded in any process so served. In the alternative, in its discretion, any Bank may effect service upon Borrower in any other form or manner permitted by law. All capitalized terms used

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and not otherwise defined shall have the meanings set forth in the Credit
Agreement and other terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. This Security Agreement and all Obligations shall be binding upon the successors, or assigns of Borrower and shall, together with the rights and remedies of the Banks hereunder, inure to the benefit of the Banks and their successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. The Banks are authorized to annex hereto any schedules referred to herein. Borrower acknowledges receipt of a copy of this Security Agreement.

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         IN WITNESS WHEREOF, the undersigned has executed or caused this
Security Agreement to be executed in the State of New York as of the date first above set forth.

                                          BOGEN COMMUNICATIONS
                                          INTERNATIONAL, INC.


                                          By:___________________________________
                                                   Name:
                                                   Title:

STATE OF NEW JERSEY        )
                           ) ss.:
COUNTY OF                  )

         On this __ day of April, 1998, before me the subscriber personally appeared __________, who being by me duly sworn, did depose and say; that he resides at __________, that he is _______________________________ of Bogen
Communications International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                          ______________________________________
                                          NOTARY PUBLIC

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                                  Schedule "A"


         All personal property and fixtures of the Borrower, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, and all goods, equipment, inventory, accounts, chattel paper, general intangibles, credits, claims, demands and any other property, rights and interests of the Borrower, and any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon.